UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 23, 2006

PepsiCo, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Anderson Hill Road, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-253-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 26, 2006, PepsiCo, Inc. ("PepsiCo" or the "Company") announced the appointment of Albert (Al) P. Carey as President and Chief Executive Officer of the Company's Frito-Lay North America ("FLNA") division. Mr. Carey, 54, is a 25-year veteran of PepsiCo with nearly 20 years in various positions at FLNA. He has served as President, PepsiCo Sales since February 2003. Prior to that he served as Chief Operating Officer, PepsiCo Beverages & Foods North America from June 2002 to February 2003 and as Senior Vice President, Sales and Retailer Strategies, PepsiCo from August 1998 to June 2002.

PepsiCo also announced that Irene Rosenfeld resigned as Chairman and Chief Executive Officer of FNLA effective June 23, 2006.

The information in the press release included as Exhibit 99.1 to this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
99.1 Press Release dated June 26, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

June 27, 2006	By:	Robert E. Cox

Name: Robert E. Cox
Title: Vice President, Deputy General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 26, 2006